UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FORTINET, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/FTNT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/FTNT Online Go to www.envisionreports.com/FTNT or scan the QR code — login details are located in the shaded bar below. Fortinet, Inc. Stockholder Meeting Notice 03MGMC + + Important Notice Regarding the Availability of Proxy Materials for the Fortinet, Inc. Stockholder Meeting to be Held on June 17, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2021 annual report are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 7, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FTNT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Fortinet, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 7, 2022. Dear Fortinet, Inc. Stockholder: The 2022 Annual Meeting of Stockholders of Fortinet, Inc. (the “Company”) will be held on Friday, June 17, 2022 at 10:00 a.m. Pacific Time, virtually via the internet at www.meetnow.global/MVG5Z49. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be considered at the Annual Meeting: (1) To elect eight directors to serve for a term of one year until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Nominees: — Ken Xie — Michael Xie — Kenneth A. Goldman — Ming Hsieh — Jean Hu — William Neukom — Judith Sim — Admiral James Stavridis (Ret) (2) Ratify the appointment of Deloitte & Touche LLP as Fortinet’s independent registered accounting firm for the fiscal year ending December 31, 2022. (3) Advisory vote to approve named executive officer compensation, as disclosed in the Proxy Statement. (4) Approve the adoption of an Amended and Restated Certificate of Incorporation in order to implement a five-for-one forward stock split and to make certain other changes as reflected in the Amended and Restated Certificate and described in the Proxy Statement. (5) Stockholder proposal to remove supermajority voting requirements. The Board of Directors recommends a vote “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. The Board of Directors makes no recommendation for Pr oposal 5. The Board of Directors has fixed the close of business on April 18, 2022 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the 2022 Annual Meeting or any adjournment(s) or postponement(s) thereof. Stockholders of record as of April 18, 2022 are cordially invited and encouraged to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, investor.fortinet.com/contactus.cfm PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice